Exhibit 99.1

Deloitte LLP Bay Adelaide East 8 Adelaide Street West Suite 200 Toronto ON M5H 0A9 Canada Tel: (416) 601-6150 Fax: (416) 601-6151 www.deloitte.ca

November 16, 2018

Drug Royalty III LP 2
c/o DRC Management III LLC 2
PO Box 309, Ugland House
Grand Cayman, KY1-1104
Cayman Islands

Goldman Sachs & Co. LLC
200 West Street
New York NY 10282
USA

(Collectively, the Specified User)

Dear Sirs/Mesdames:

Subject:  Accountants' Report on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by the Specified User, with respect to certain information included in the Preliminary Offering Memorandum dated November 16, 2018 ("Preliminary Offering Memorandum") of Drug Royalty III LP 1 (the "Issuer") with respect to the offering of Fixed and/or Floating Rate Senior Secured Notes, Series 2018-1 (the "Series 2018-1 notes").  The Preliminary Offering Memorandum is the responsibility of the Issuer.

As stated in the Preliminary Offering Memorandum, the terms of the Series 2018-1 notes and the assets securing them are subject to modification or revision. This Accountants' Report on Applying Agreed-Upon Procedures pertains only to certain information contained in the Preliminary Offering Memorandum.  This Accountants' Report on Applying Agreed-Upon Procedures does not apply to any information contained in any Final, Amended or other Offering Memorandum.

A summary of the specified procedures we have performed, and our findings, are set out below in the section titled "Agreed-Upon Specified Procedures and Results".  This specified procedures engagement was conducted in accordance with the guidance set out in the Chartered Professional Accountants Canada Handbook - Assurance, Section 9100, Reports on the Results of Applying Specified Auditing Procedures to Financial Information other than Financial Statements.

Capitalized terms used but not defined herein have the meanings ascribed in the Preliminary Offering Memorandum (hereinafter the "Offering Memorandum") of the Issuer.

Drug Royalty III LP 2
November 16, 2018

The recomputations described below are based solely on assumptions and methodology specified in the Offering Memorandum and certain additional assumptions and methodology (collectively, the Structuring Assumptions - see Appendix A) provided to us by management of DRI Capital Inc. and/or Goldman Sachs & Co. LLC.  We have relied solely on the aforementioned assumptions and methodology and have not made a study or evaluation of them. We express no opinion on the data used, the reasonableness of the assumptions or methodology or the achievability of the forecasted results contained herein.

Agreed-Upon Specified Procedures and Results:

i.	Certain historical information with respect to the Royalty Assets

We compared the following information set forth in the Offering Memorandum to the corresponding information set forth on or derived from related schedules (the "Schedules") provided to us by representatives of DRI Capital Inc. (the "Company") and/or to other information contained in the Offering Memorandum as follows:

Page(s)	Description*
64
Summary Transferred Eligible Asset Information, specifically for information in the row "2017 Sales in Royalty Jurisdictions (USD millions)" for each royalty asset, we compared the sales amount to the sum of the 2017 sales information for the respective royalty asset disclosed in the schedule on Page 71 of the Offering Memorandum and, subject to rounding, found the amounts to be in agreement.*

For information in the row "Expected Ending Date of Royalty Payments" for each royalty asset, we compared the disclosed ending date to information disclosed in Appendix A "Transferred Eligible Asset Summaries" of the Offering Memorandum for the respective royalty asset and found the disclosed expected ending date of royalty related payments to be in agreement. *

For information in the row "Discounted Value of Royalty Related Payments (USD millions)" for each royalty asset, we compared the amount to the respective information included in the schedule "Discounted Asset Value of Expected Royalty Related Payments Based on Sales Forecast (Thousands of U.S. dollars)" in Appendix B and subject to rounding, found the amounts to be in agreement.*

For information in the row "Percent of Portfolio's Discounted Value" for the discounted value of each royalty asset as a percentage of the total discounted value of royalty assets, we recalculated the percentage and, subject to rounding, found the percentage to be arithmetically correct.*

For information in the row "Marketer Long -Term Credit Ratings", we compared the disclosure to ratings available from Standard & Poor's and Moody's or Rating and Investment Information Inc. rating agencies as of October 16, 2018, and found them to be in agreement.

70
For the numerical information set forth in the table entitled "Historical Product Sales (Millions of U.S. dollars)", we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

71
For the numerical information set forth in the table entitled "Historical Royalty Revenue (Thousands of U.S. dollars)", we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

Drug Royalty III LP 2
November 16, 2018

Page(s)	Description*
109
For the numerical information set forth in the table entitled "Sales Forecast (Millions of U.S. dollars)", we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

112
For the numerical information set forth in the table entitled "Issuer Royalty-Related Payment Forecast Based on Sales Forecast (Thousands of U.S. dollars)", we compared the amounts to schedules provided by the Company and found the amounts therein to be in agreement.*

112
For the numerical information set forth in the table entitled "Issuer Royalty-Related Payment Forecast Based on Consultant Sales Forecast", we selected 4 revenue streams (Eylea, Odefsey, Keytruda and Zytiga) of our choice and recalculated the amounts of each forecasted royalty payment based on the terms of the royalty agreements provided to us and the amounts in the consultants' royalty forecasts.

Schedule I-A, I-B II-A, II-B
For the numerical information set forth in the tables entitled "Class A-1 Minimum Targeted Principal Balances", "Class A-1 Scheduled Targeted Principal Balances", "Class A-2 Minimum Targeted Principal Balances", and "Class A-2 Scheduled Targeted Principal Balances", we compared the respective principal balance amounts to the respective schedules provided by the Company and found the amounts therein to be in agreement.*

For the numerical information set forth in the table entitled "Historical Royalty Revenue (Thousands of U.S. dollars)" (Page 71), we haphazardly selected 10 samples of historical royalty revenue and compared the amounts to supporting documents provided by the Company with the following results:

Sample	Quarter ended	Product	Historical royalty revenue per Offering Memorandum (thousands of U.S. dollars)	Royalty revenue per supporting document (thousands of U.S. dollars)	Document
			$	$
Sample 1	September 2016	Eylea I	1,802.84	1,802.84	Bank Statement (September 2016)
Sample 2	December 2017	Eylea I	2,118.12	2,118.12	Bank Statement (December 2017)
Sample 3	September 2018	Eylea I	2,374.19	2,374.19	Bank Statement (September 2018)
Sample 4	June 2017	Keytruda	12,506.7	12,506.7	Bank Statement (May 2017)
Sample 5	December 2017	Keytruda	21,872.8	21,872.8	Bank Statement (October 2017)
Sample 6	June 2018	Keytruda	34,984.35	34,984.35	Bank Statement (May 2018)
Sample 7	June 2018	Odefsey	3,872.68	3,872.68	Bank Statement (June 2018)
Sample 8	March 2017	Ampyra	2,787.89	2,787.89	Bank Statement (November 2016)
Sample 9	December 2016	Zytiga	4,380.02	4,380.02	Bank Statement (December 2016)
Sample 10	June 2017	Zytiga	5,700.88	5,700.88	Bank Statement (June 2017)

Drug Royalty III LP 2
November 16, 2018

*The comparisons described above relate solely to the comparison of information set forth in the Offering Memorandum to information set forth on or derived from the Schedules or supporting documents provided by the Company and/or to other information in the Offering Memorandum. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth in the Offering Memorandum or with respect to the Schedules or supporting documents provided to us by the Company and make no representations as to the accuracy, completeness or reasonableness of the information contained therein.  The procedures described above were not designed to detect any material misstatement of the information referred to above.  All information is approximate.

* * * * *

We make no representations as to (i) the actual characteristics or existence of the Royalty Assets or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) the existence or ownership of the Royalty Assets, (iii) whether the actual collections on the Royalty Assets and payments of the Notes will correspond to the payments calculated in accordance with the assumptions and methodology set forth in the Offering Memorandum or provided to us, (iv) the characteristics or appropriateness of the Structuring Assumptions, and (v) whether the Sales Forecast, Varying Royalty Payment Scenarios, Issuer Royalty Related Payment Forecast Based on Sales Forecast will correspond to actual sales and resulting payments.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs; also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

We were not engaged to conduct, and did not conduct an examination, the objective of which would be the expression of an opinion on the accompanying information.  Accordingly, we do not express such an opinion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  Further, we have addressed ourselves solely to the foregoing data as set forth in the Offering Memorandum and make no representations as to the adequacy of disclosure or as to whether any material facts have been omitted.

This report is intended solely for the information and use of the Specified User and is not intended to be and should not be used by anyone other than the Specified User.  It is not to be circulated, distributed, quoted or otherwise referred to for any other purpose, nor is it to be filed with or referred to in whole or in part in any other document.

Yours truly,

Chartered Professional Accountants
Licensed Public Accountants